UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2011

Vistaprint N.V.
__________________________________________
(Exact name of registrant as specified in its charter)

Netherlands	000-51539	98-0417483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Hudsonweg 8, Venlo, Netherlands		5928 LW
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	31 77 850 7700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Due to a typographical error, the Form 8-K that Vistaprint N.V. filed on August 10, 2011 with the Securities Exchange Commission incorrectly reported August 5, 2011 as the date on which Vistaprint N.V. and Ernst Teunissen signed an Executive Retention Agreement effective as of March 1, 2011. This Form 8-K/A amends the previously filed Form 8-K to reflect that the correct signature date of such Executive Retention Agreement was August 8, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vistaprint N.V.

August 19, 2011	By:	Michael C. Greiner

Name: Michael C. Greiner
Title: Chief Accounting Officer